Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 17 – SUBSEQUENT EVENTS

On January 18, 2018, the Company borrowed a one-year loan of RMB25,000,000 (approximately $3,780,000) from Bank of China. The loan matures on January 17, 2019, charges an annual interest rate of 5.22%, and is guaranteed by Gary Wang, David Wang, Guoan Xu, and their spouses.

A company of which David Wang was registered as the legal person was established on March 9, 2018, with a claimed registered capital of RMB20,000,000. The Company anticipates making an investment in this related party company to acquire 10% ownership interest for RMB2,000,000 (approximately $307,000). The Company has not made the investment as of the filing date.

On March 28, 2018, Taiying established GTTC, a wholly owned subsidiary, with a claimed registered capital of RMB10,000,000 to expand its market reach and operations. Taiying has not made any capital injection to GTTC as of filing date.

On April 10, 2018, Taiying and Shiye entered into an agreement, pursuant to which Shiye agreed to settle the outstanding note payable to Taiying through cash repayment or selling certain building constructed by Shiye using the fund advanced from Taiying. Both parties agreed to settle the outstanding note due from Shiye no later than December 31, 2018.